SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2005

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

000-27927	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 11, 2005, CCO Holdings, LLC and CCO Holdings Capital Corp. (together, the Issuers), indirect subsidiaries of Charter Communications, Inc., entered into a purchase agreement (the Agreement) with J. P. Morgan Securities Inc., Credit Suisse First Boston LLC and Banc of America Securities LLC as representatives of several purchasers.  In the Agreement, the Issuers agreed to issue and sell, in a private transaction under Rule 144A, $300 million in principal amount of 8 ¾% Senior Notes due 2013 (the Notes).  In the Agreement, the Issuers agreed to issue the Notes with the benefit of an Exchange and Registration Rights Agreement and under an Indenture, each with terms substantially similar to the terms of the Issuers' existing 8.75% senior notes.  In that regard, the Notes will bear interest at 8.75% per annum, payable on May 15 and November 15 of each year, will mature on November 15, 2013 and are redeemable at the Issuers' option on or after November 15, 2008 at various redemption prices beginning at 104.375% in 2008 and declining to par in 2011.  The purchase of the Notes closed on August 17, 2005.  The purchase price of the Notes was approximately 98.001% of the principal amount plus accrued interest from May 15, 2005.

The Issuers intend to use the foregoing net proceeds for general corporate purposes, including potential payment of dividends or distributions to its parent companies to pay their interest expense.

A copy of the purchase agreement is being filed with this report as Exhibit 10.1.

Copies of the press releases announcing the sale and the pricing are being filed with this report as Exhibits 99.1 and 99.2.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION OF REGISTRANT.

The information in Item 1.01 of this Form 8-K is hereby incorporated by reference to this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed pursuant to Item 1.01:

Exhibit Number	Description

10.1
Purchase agreement dated August 11, 2005. (Incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of CCO Holdings, LLC and CCO Holdings Capital Corp. filed on August 17, 2005 (File No. 333-112593).

99.1	Press release dated August 11, 2005. (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of CCO Holdings, LLC and CCO Holdings Capital Corp. filed on August 17, 2005 (File No. 333-112593).
99.2
Press release dated August 11, 2005. (Incorporated by reference to Exhibit 99.2 to the current report on Form 8-K of CCO Holdings, LLC and CCO Holdings Capital Corp. filed on August 17, 2005 (File No. 333-112593).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.
Registrant

Dated: August 17, 2005

By:/s/ Paul E. Martin
Name: Paul E. Martin
Title: Senior Vice President,
Interim Chief Financial Officer,
Princial Accounting Officer and
Corporate Controller
(Principal Financial Officer and
Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

10.1
Purchase agreement dated August 11, 2005. (Incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of CCO Holdings, LLC and CCO Holdings Capital Corp. filed on August 17, 2005 (File No. 333-112593).

99.1	Press release dated August 11, 2005. (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of CCO Holdings, LLC and CCO Holdings Capital Corp. filed on August 17, 2005 (File No. 333-112593).
99.2
Press release dated August 11, 2005. (Incorporated by reference to Exhibit 99.2 to the current report on Form 8-K of CCO Holdings, LLC and CCO Holdings Capital Corp. filed on August 17, 2005 (File No. 333-112593).